                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                         Date of report: January 6, 2003


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                     1-9645                  74-1787539
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


       200 East Basse Road, San Antonio, Texas                        78209
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code              (210) 822-2828

ITEM 5. OTHER EVENTS.

INTRODUCTION

     In conjunction with the Company's offering of senior notes in an aggregate principal amount of $800 million, the Company is filing the following Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, transitional disclosure for the years ended December 31, 2000 and 1999. This transitional disclosure information for 2000 and 1999 has not been previously required, and therefore has not been disclosed.

STATEMENT 142 TRANSITIONAL DISCLOSURE

     On January 1, 2002, we adopted Statement 142. Statement 142 addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. Statement 142 establishes new accounting for goodwill and other intangible assets recorded in business combinations. Under the new rules, goodwill and intangible assets deemed to have indefinite lives are no longer amortized but are subject to annual impairment tests in accordance with the statement. Other intangible assets will continue to be amortized over their useful lives.

     Statement 142 does not change the requirements of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, for recognition of deferred taxes related to FCC licenses and tax-deductible goodwill. As a result of adopting Statement 142, a deferred tax benefit for the difference between book and tax amortization on our FCC licenses and tax-deductible goodwill will no longer be recognized as these assets are no longer amortized for book purposes.

     The following table presents the impact of Statement 142 on net earnings
(loss) and net earnings (loss) per share as if the standard had been in effect for the two years ended December 31, 2000:

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  1999           2000
                                                              ------------   ------------
                                                               (IN THOUSANDS, EXCEPT PER
                                                                      SHARE DATA)
ADJUSTED NET INCOME:
  Reported income before extraordinary item.................   $  85,655      $ 248,808
  Add back: goodwill amortization...........................     314,199        513,451
  Add back: license amortization............................     140,458        411,395
  Tax impact................................................    (113,838)      (209,652)
                                                               ---------      ---------
Adjusted income before extraordinary item...................     426,474        964,002
Extraordinary item..........................................     (13,185)            --
                                                               ---------      ---------
Adjusted net income.........................................   $ 413,289      $ 964,002
                                                               =========      =========
BASIC EARNINGS PER SHARE:
  Reported income before extraordinary item.................   $     .27      $     .59
  Add back: goodwill amortization...........................        1.01           1.21
  Add back: license amortization............................         .45            .97
  Tax impact................................................        (.36)          (.50)
                                                               ---------      ---------
Adjusted income before extraordinary item...................        1.37           2.27
Extraordinary item..........................................        (.04)            --
                                                               ---------      ---------
Adjusted earnings per share -- Basic........................   $    1.33      $    2.27
                                                               =========      =========
DILUTED EARNINGS PER SHARE:
  Reported income before extraordinary item.................   $     .26      $     .57
  Anti-dilutive adjustment..................................         .02            .03
  Add back: goodwill amortization...........................         .94           1.11
  Add back: license amortization............................         .42            .89
  Tax impact................................................        (.34)          (.46)
                                                               ---------      ---------
Adjusted income before extraordinary item...................        1.30           2.14
Extraordinary item..........................................        (.04)            --
                                                               ---------      ---------
Adjusted earnings per share -- Diluted......................   $    1.26      $    2.14
                                                               =========      =========

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.


Date: January 6, 2003               By: /s/ HERBERT W. HILL JR.
                                        ---------------------------------------
                                            Herbert W. Hill, Jr.
                                            Sr. Vice President/
                                            Chief Accounting Officer